UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 27, 2011
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-27312	25-1537134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 Unionville Road, Suite 400
Cranberry Township, Pennsylvania	16066
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (724) 720-1400
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     As previously disclosed, Tollgrade Communications, Inc. (“Tollgrade,” “we” or the “Company”) entered into an Agreement and Plan of Merger, dated as of February 21, 2011 (the “Merger Agreement”), with Talon Holdings, Inc. (“Parent”) and Talon Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of Parent, pursuant to which Merger Sub is to be merged with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent upon completion of the merger. Parent is owned by investment funds managed by Golden Gate Private Equity, Inc. On April 1, 2011, we filed a definitive proxy statement describing the proposed merger with the Securities and Exchange Commission.
     Four purported class action lawsuits have been filed against the Company, the Company’s directors, and in some cases, Parent, Merger Sub and Golden Gate Capital in connection with the proposed merger: Steven Tencza vs. Edward H. Kennedy, et al. (Case No. GD-11-003755 (Derivative) and Case No. GD-11-006284 (Class Action)) and Vladimir Gusinsky Revocable Trust vs. Edward H. Kennedy, et al. (Case No. GD-11-003908 (Derivative) and Case No. GD-11-006285 (Class Action)), which were filed on February 24, 2011 and on March 1, 2011, respectively, in the Court of Common Pleas of Allegheny County, Pennsylvania; Equity Benefit Partners vs. Edward H. Kennedy, et al. (Case No. 11-10364), filed in the Court of Common Pleas of Butler County, Pennsylvania on March 18, 2011, and Margaret W. Crouthamel vs. Edward H. Kennedy, et al., filed in the U.S. District Court for the Western District of Pennsylvania (Case No. 2:11-cv-00403-RCM) on March 28, 2011. On April 5, 2011, the Tencza and Vladimir Gusinsky Revocable Trust cases were consolidated at In re Tollgrade Communications, Inc. Derivative and Class Action Litigation, Consolidated Case No. GD-11-003755. On April 19, 2011, the Vladimir Gusinsky Revocable Trust case was severed and voluntarily dismissed by the plaintiff with the court’s approval. On April 27, 2011, we and the plaintiffs in Tencza and Equity Benefit Partners reached an agreement in principle providing for the settlement and dismissal of their lawsuits. Pursuant to that agreement, we agreed to make certain supplemental disclosures regarding the proposed merger and filed a supplement (the “supplement”) to our definitive proxy statement on April 27, 2011.
     A copy of the supplement to our definitive proxy statement is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description of the settlement of the Tencza and Equity Benefit Partners lawsuits is qualified in its entirety by reference to the summary thereof set forth in the supplement.
Additional Information and Where to Find It
     In connection with the proposed merger, the Company filed its definitive proxy statement and a form of proxy on Schedule 14A on April 1, 2011 and other related materials with the SEC. The definitive proxy statement and proxy were first mailed to shareholders of the Company on or about April 4, 2011. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ALL RELATED SUPPLEMENTS AND AMENDMENTS (IF ANY AND WHEN THEY BECOME AVAILABLE) AND ALL OTHER RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN (AND WILL CONTAIN) IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED

MATTERS. Investors and shareholders of the Company will be able to obtain, without charge, a copy of the proxy statement, the supplement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Investors and shareholders of the Company will also be able to obtain, without charge, a copy of the proxy statement, the supplement and other relevant documents (when available) by directing a request by mail or telephone to Tollgrade Communications, Inc. Attn: Corporate Secretary, 3120 Unionville Road, Suite 400, Cranberry Township, PA 16066, telephone: (724) 720-1400, or from the Company’s website, http://www.tollgrade.com.
     The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which was filed with the SEC on March 10, 2011, in the definitive proxy statement relating to the proposed merger, and in other filings with the SEC made by the Company. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits.
          Exhibit 99.1 — Proxy Statement Supplement, dated April 27, 2011.
          Exhibit 99.2 — Press Release, dated April 27, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tollgrade Communications, Inc.

Date: April 27, 2011	By:	/s/ Jennifer M. Reinke

	Name:	Jennifer M. Reinke
	Title:	General Counsel and Secretary